Citigroup Global REIT CEO Conference

March 6-7, 2017



1610
33 Logistics Park 1610 Lehigh Valley, PA

DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

- An equity REIT in the business of developing, redeveloping, acquiring and managing industrial facilities in key logistic nodes across 21 markets in the U.S.
  - 2nd largest industrial-focused U.S. REIT. Growth emphasis focus in Tier 1 markets.
  - Incremental focus in the development / ownership of on-campus medical office
- Founded 1972, IPO 1993
- Own or hold an interest in 454 industrial facilities and 86 medical office facilities encompassing approximately 137 million square feet.
  - Focus on modern facilities in two asset classes that generate highly stable and positive cash flow growth to support stable and growing dividends
- Enterprise Value of ~ $12 billion
- ESG aligned culture

Geography of Industrial Property Portfolio


Seattle
Northern California
Southern California
Minneapolis-St. Paul
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Eastern/Central Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by Investment Basis
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM



Point West Industrial Park (DFW Submarket) Dallas, TX
(Samsung USA Mobile Device Distribution)

Strategy for Increasing Shareholder Value

CONTINUED IMPROVEMENT IN ASSET QUALITY

- Industrial – Grow the overall portfolio mainly through development and select Tier 1 market acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.

GROW CASH FLOW (AFFO) AND NET ASSET VALUE (NAV)

- Maintain occupancy with best in class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

CONTINUE TO IMPROVE OVERALL LEVERAGE PROFILE

- Fund development with disposition proceeds and operating cash flow
- Balance debt maturities and reduce weighted average borrowing costs
- Maintain Baa1/BBB+ ratings

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ Excellent 40 + Year Development Track Record
- ✓ Best in Class Balance Sheet
- ✓ Consistent Cash Flow Growth
- ✓ Lowest Dividend Payout Ratio in Sector with Dividend Increases
- ✓ Investors have endorsed Strategy and Execution



Total Shareholder Return Outperformance



One Year
27%
38%
16%
31%
24%
DRE
Comps
RMS
S&P 400
S&P 500
Three Years
71%
39%
37%
32%
35%
DRE
Comps
RMS
S&P 400
S&P 500
Five Years
127%
95%
72%
90%
92%
DRE
Comps
RMS
S&P 400
S&P 500

- *All results as of 2/28/17*
- *Comps include DCT, EGP, FR, LPT, PLD, STAG and TRNO, on a market-cap weighted basis*


Con-way

amazon
fulfillment



KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

DEMAND: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast[1]	Trend
E-Comm	70-75% correlated to modern, larger box[2] absorption	~ 15%	
Retail Sales	50–70%	2-3%	
GDP	50–60%	2-2.5%	
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50–60%	2-2.5%[3]	

(1) Per CoStar Portfolio Strategy "Leading Economic Indicators" for logistics space. (2) Modern, larger box defined as >1995 age and 250K+ SF size, correlation assumes 1-3 quarter lead. (2) Forecasts per CoStar (Moody's.com), Wells Fargo and Morgan Stanley; (3) Represents 2017 forecast for industrial production

DEMAND: E-Commerce capturing larger portion of retail sales


E-Commerce and
Brick & Mortar
Sales Volume
($in Billions)
$394B
of E-commerce
Sales TTM
% Growth
in E-Comm
Sales
$1,200
$950
$700
$450
$200
25%
20%
15%
10%
E-Comm Quarterly Sales in $'s
Bricks & Mortar Sales in $'s
Projected Sales at 15% CAGR
Est'd Impact
E-Commerce %
Annual Sales growth
(right axis)
(15% assumption through 2020)
2009
2011
2012
2014
2015
2017
2018
2020

E-comm sales growing approximately **15% annually** ~ **3x to 5x** rate of bricks and mortar

Note: Assumes 3% annual growth in overall retail sales and 15% annual growth in E-commerce sales . Historical sales figures per US Census Bureau as of Q4 2016.

DEMAND: New industrial SF needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately

295 million SF of incremental demand



Incremental SF estimated from E-Comm per year
(square feet millions)
24
30
30
31
37
44
52
59
68
78
90
Projected cumulative 295 million SF
2010
2012
2014
2016
2018
2020

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes continued E-comm sales growth from 2015-2016 run rate of 15%

DEMAND: E-Commerce warehousing different from traditional distribution – requires more square footage

E-commerce sales requires approximately 3x the square footage[(1)] in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

Traditional Warehousing Inventory
(stacking, pallets)



E-Commerce Inventory
(aisles, bins, SKU's, returns)



(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the two distribution models.

SUPPLY: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
Under Construction as % of Stock*
160
120
80
40
0
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Total Under Construction as % of Stock at **2%** compared to **3% at the last peak**

+

Vacancy Rates today at **~5%** **are 300 basis points lower** than last peak

=

Stronger **Rent Growth** this cycle



Market Rent Growth (Y/Y)*
3.7%
4.9%
-0.2%
-7.1%
-4.6%
-1.1%
1.3%
3.5%
4.3%
6.1%
6.4%
3.9%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: CoStar's *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S. OMB. Vacancy rate figure per CBRE.

Industrial Distribution Facilities for the Modern Supply Chain

Site Plans


Year Built: 2014
1,015,740 SF


Year Built: 1999
437,000 SF
950'
460'

Feature	Modern Requirement
Car Parking	50-100% more per 1000sf
Truck Courts	160' depth, up from 110'/120'. Now typically fenced. At entrance queuing lane and guard house
Trailer Parking	More due to inventory turnover and per trucking labor regulations
Utilities	2-5x more power amps needed; Installed lighting 50-100% more efficient

Column Spacing



Modern	15-20 Yrs Old
~ 50' x 50'	~ 40' x 40'

Building Clear Height



Modern	15-20 Yrs Old
32' to 40'	28' to '30

A Leader in E-commerce Relationships

amazon

Walmart
Save money. Live better.

BEST BUY

DICK'S SPORTING GOODS

wayfair

TARGET

KOHL'S

carter's

RH
RESTORATION HARDWARE

Crate&Barrel

macy's

BON-TON

FLOOR & DECOR

Room&Board

The Container Store

weber

STAPLES

FedEx

GNC LIVE WELL

THE HOME DEPOT

SAMSUNG

hp

ups

HD SUPPLY

GRAINGER
FOR THE ONES WHO GET IT DONE

Innotrac

follett
HIGHER EDUCATION GROUP

McKESSON


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

40 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN, BULK DISTRIBUTION	focus which results in higher credit quality tenants with fewer overall tenants to manage
“TIER 1” MARKETS	Geographic focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product

Industrial Best in Class Portfolio

Average Bldg Size Comparison
(sf per building in 000's)


Peers
156
DRE
281

Average Age Comparison
(in years)


Peers
21
DRE
11

Average Clear Height
(in feet)


Peers
24
DRE
30

Industrial Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of 2/14/17; DRE Q4 actual.

DRE Maintenance Capex by Age
(average annual cost per SF)


$0.02
$0.08
$0.13
10
10-20
20+

Age of Bldg. DRE measurement basis from facilities owned during 2007-2016

National Average Rent


7.4% higher rents
$5.74
$5.34
2005 or Newer
Older than 2005

Logistics facilities only. Average market rent per square foot weighted at the building level (not weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.


St. Vincent
CARMEL
13420
WOMEN'S CENTER
13450
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

GROWTH INDUSTRY	With recession resistant performance
DEVELOPMENT EXPERIENCE	Best in class development team able to produce development opportunities through economic cycles
QUALITY	Substantially all on campus and/or aligned with major hospital systems (overall 50% of space leased to "A" or better rated tenants)
LONG TERM LEASES	Averaging nearly 13 years
CONSISTENT NOI GROWTH	With long term leases with 2-3% annual net rent escalations and expense increase pass throughs

Medical Office - Market Drivers

THE FUTURE OF MEDICINE



- Aging patient population; 10,000 baby boomers hit 65 every day
- Mergers and acquisitions of both the payers and providers
- Need for systems to control entire continuum of care

ANNUAL DR VISITS BY AGE


2.3
2.7
6.9
≤ 45
45 - 64
≥ 65

Source: BMO Capital Markets

OUTPATIENT VISITS IN SECULAR UPSWING

Visits or stays per 1,000 persons


2,500
2,000
1,500
1,000
500
0
OUTPATIENT
INPATIENT
1990
2002
2014

Source: AHA Annual Trendwatch Chartbook

Substantially on-campus | Top health systems | Long term leases

Investment by product type



MOB Off-Campus
2%
MOB Aligned w/ Health System
24%
MOB On-Campus
74%

Lease Expirations

(% of Avg. Annual Rental Revenue)



2%
8%
6%
6%
4%
5%
6%
2017
2018
2019
2020
2021
2022
2023
As of 12/31/16

Health System	Credit Rating (Moody's)	Rentable SF	% of MOB Leased Square Feet
Baylor Scott & White	Aa3	1,141,000	17.8%
Ascension Health	Aa2	452,000	7.1%
Catholic Health Initiatives	A3	452,000	7.1%
Health & Hospital Corp Marion County	Aa1	273,000	4.3%
Adventist Health	Aa2	256,000	4.0%
Veterans Administration	Aaa	224,000	3.5%
Carolinas Health	Aa3	190,000	3.0%

Overall 50% of space leased to "A" or better rated tenants


Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

40 YEARS	of experience in development
STRATEGIC LAND	locations that can support approximately 32 million square feet (including land options) of industrial development
75% REPEAT BUSINESS	since 2009 with national customers; with growing track record in executing e-commerce facilities . . . 40% of current pipeline e-commerce related
INTERNAL TEAM	gives competitive advantage in all aspects of development, including pre-construction and construction to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Statistics since 2010

- **134** industrial and MOB development projects
- **$2.9B** investment
- Primarily self-funded from asset dispositions

- Initial yields and profit margins estimated at **7.0% and 19%**, respectively[(1)]. **$549 million** estimated value creation[(2)]
- **64% of projects build-to-suit**; 73% of projects > 50% pre-leased

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at construction commencement date. Cap rate estimates per CBRE and market transactions.

Select Recent Industrial Development Starts



Chicago

- 2.2 million SF in five projects
- Three build-to-suits
- Two spec developments currently 73% leased



Columbus

- 1.5 million SF in two projects
- One build-to-suit
- One spec development; currently 63% leased




Pennsylvania

- Two spec developments in Lehigh Valley
- 1.1 million SF, 0% pre-leased, currently 100% leased
- 630,000 SF, 0% pre-leased



Southern California – South Bay

- One spec development
- 201,000 SF; 0% pre-leased



Indianapolis

- 1.7 million SF in four projects
- Two build-to-suits
- Two spec developments currently 12% leased



New Jersey

- One spec development near Port of NY/NJ
- 495,000 SF
- 0% pre-leased; currently 100% leased



Atlanta

- Two spec developments
- 1.1 million SF
- 0% pre-leased; currently 100% leased




Southern California – Inland Empire

- 1.6 million SF in two projects
- One build-to-suit (1.2 million SF)
- One spec development; 0% pre-leased



Dallas

- 872,000 SF in two projects
- One build-to-suit
- One spec development currently 58% leased



South Florida

- Four spec developments
- 410,000 SF
- 0% pre-leased; currently 95% leased



Savannah

- 1.4 million SF build-to-suit

SPECULATIVE DEVELOPMENT: Proven execution



- 40 Speculative projects since 2009
- **$770 Million investment**
- Successful lease-up
- **25% Margins**

Product Type	# of Projects	Investment ($MM)	Pre-leased % at start date	Dec 31, 2016 Occupancy
Industrial	29	$609	15%	92%
MOB	11	161	51%	87%
Totals	**40**	**$770**	**17%**	**92%**[1]

(1) Occupancy would be 95% if properties delivered in last 6 months were excluded.

IN-FILL REDEVELOPMENT: Core Expertise

- 27 industrial projects
- 7.4 million square feet
- $600 million investment
- 30% profit margins

Example In-fill Redevelopment Process



(1)
(2)
(3)
(4)
Redevelop & Create Value
Chesapeake Commerce 5003 344,470 SF
Holabird Avenue
Chesapeake Commerce 5900 169,000 SF
Broening Highway
95

IN-FILL REDEVELOPMENTS: Chicago

- 8 industrial projects
- 1.8 million square feet
- $130 million investment
- 25% profit margins





Yusen Logistics
Elk Grove Village
Midwest Air Technologies
Romeoville
CHICAGO



IN-FILL REDEVELOPMENTS: Southern California


LOS ANGELES
San Gabriel
Century Distribution
Trojan Way
La Mirada
Lynwood
Buena Park
Anaheim
Long Beach
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH


Proposed
16301 Trojan Way
483,596 SF
Duke Realty Owned
16501 Trojan Way
497,000 SF
Phoebe Ave
Trojan Way
Santa Ana Freeway
Firestone Blvd
Trojan Way
La Mirada, CA


Long Beach Airport
(8 Miles)
Ports of Los Angeles &
Long Beach (11 Miles)
North Long Beach Boulevard
Full Diamond Interchange
Imperial Highway
LAX Airport
(12 Miles)
Century Distribution
Lynwood, CA
Site Access.
New traffic light added — direct
access to buildings beneath freeway

Transaction Summaries

- Two in-fill, speculative redevelopment projects totaling 680,000 SF with late 2017 delivery
  - Extensive entitlement and site clean-up
  - Land basis roughly 35% to 40% below market
- Mid-Counties and South Bay submarkets have 0.5% to 1% vacancy
- Estimated profit margin 40%

Strong Relative Development Pipeline

Development platform success should drive stronger risk-adjusted value creation and NOI

Total U.S. Pipeline Size

(in $ millions)



$781
$734
$380
$253
$167
$113
PLD
DRE
LPT
DCT
FR
EGP

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
65%
3 Yr Avg !
43%
peer
3 yr avg
PLD
DRE
LPT
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q4 2016 and historical company supplementals


WAL-MART
AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

NOI Growth to drive NAV Growth

Steady Same Property NOI Growth

(Industrial and MOB only)



3.4%
4.4%
4.5%
6.0%
2013
2014
2015
2016

On a TTM basis shown at DRE economic ownership percentage

Continued Strong Rent Growth

(Represents growth in annual net effective rent on new and renewal leases; Indus only)



4.3%
9.7%
10.1%
16.7%
2013 (1)
2014 (1)
2015
2016

(1) Based on renewal leases only

NOI Upside in Current Portfolio

(Industrial and MOB only; as of Q4 2016, in millions)



13% to 17% Potential NOI Growth
$555
$590-$620
$630-$650
2016
2017
Future

Key Assumptions

- Annual rent escalations 2.0% – 2.5%
- Stabilization of recently delivered speculative developments
- Current development pipeline deliveries and stabilization
- Second generation leasing rent growth
- No future development or acquisitions included
- Flat occupancy

Consistent Cash Flow Growth



6.2% AFFO CAGR(2)
($ in millions)
Regular Dividends
AFFO
$185
$228
$223
$296
$231
$330
$241(1)
$355
$258
$378
$275
$401
2012
2013
2014
2015
2016
2017 Guidance mid-point

	2012	2013	2014	2015	2016	2017 Guidance mid-point
AFFO Payout	83%	76%	71%	68%	69%	68%
Wtd Avg Shares (in millions)	276.0	329.7	343.5	352.2	357.1	362.1

(1) Excludes $69MM special dividend
(2) Represents compounded annual growth rate of AFFO on a shared-adjusted basis. 2017 AFFO approximates 2017 Range of Estimates "Growth in AFFO" mid-point of 4.7%


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Best in Class Balance Sheet

Moody's
Baa1
(stable outlook)

S&P
BBB+
(stable outlook)

CAPITALIZATION

(in $ millions at 12/31/16, excludes unconsolidated JV debt)



Unsecured debt $2,547
Secured debt $384
24%
76%
Common equity at market value (12/31) $9,513

DEBT MATURITY LADDER



($ in millions)
Only 22% of debt matures through 2019
$75
$320
$279
$442
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Avg Interest Rate
5.88%
5.74%
7.57%
3.27%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio (1),(2)



Average: 4.1x
4.1x
5.3x
4.5x
3.8x
3.8x
3.6x
DRE
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA (1),(2)



Average: 5.7x
5.1x
5.1x
6.3x
5.7x
5.4x
5.9x
DRE
PLD
EGP
DCT
FR
LPT

Debt Profile (3)

	Fixed / Variable	Unsecured / Secured	Wtd Avg Rate %
DRE	**92 / 8**	**87 / 13**	**4.7**
PLD	83 / 17	78 / 22	3.1
EGP	80 / 20	74 / 26	3.5
DCT	90 / 10	87 / 13	4.7
LPT	88 / 12	92 / 8	4.0
FR	86 / 14	63 / 37	4.5

Refinancing upside to current rates

AFFO Payout Ratio (4)



Average: 77%
68%
79%
78%
75%
71%
84%
DRE
PLD
EGP
DCT
FR
LPT

(1) Peers are 12/31/16 current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE Actual – Fixed Charge Coverage and Net Debt/EBITDA current quarter annualized.
(3) Source: 12/31/16 Company Supplementals. Figures in %'s.
(4) Source: Average of Factset and SNL as of 2/27/17. Based on consensus dividend and consensus median AFFO estimates.


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 281,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 40 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Development starts have averaged $626 million since 2012 and averaged 66% pre-leased. Estimated margins historically near 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBTIDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.2% CAGR in AFFO for last 5 years with strong portfolio dynamics to drive continued growth

✓ Lowest Dividend Payout Ratio in Sector with Dividend Increases

- Dividend increases last two years (5.9% and 5.6%, respectively) and positioned for future increases

✓ Investors have endorsed the strategy and execution

- Total return outperformance over 3 and 5 year periods

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

21 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$198M 2016 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,780 TOTAL 2016 ASSOCIATE VOLUNTEER HOURS

Governance

ISS — GOVERNANCE QUALITY SCORE OF "1"**

20% BY 2020 WOMEN ON BOARDS — OVER 30% FEMALE BOARD MEMBERS

PAX ellevate — PART OF GLOBAL WOMEN'S INDEX FUND

** ISS QualityScore based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. For 2013-2016, DRE's score ranked in the top 10% of firms comprising the Russell 3000 (excluding S&P 500 firms).

2017 Range of Estimates

(dollars in millions except per share amounts)

January 25th, 2017

Metrics	2016 Actual	Range of Estimates		Key Assumptions
		Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$0.88	$0.38	$0.59	- Lower gains on property sales and promote income compared to 2016.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.21	$1.18	$1.30	- Includes net gains on land sales, debt extinguishment costs and acquisition costs.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.20	$1.21	$1.27	- Accretive development projects placed in service. - Relatively flat occupancy with strong rent growth. - Overall strong property results offset decline in service operations.
Growth in AFFO - Share Adjusted	5.0%	1.9%	7.5%	- Driven by same factors impacting Core FFO. - Lower capital expenditures due to exiting office product type.
Average Percentage Leased (in service, for bulk distribution and medical office only)	96.5%	96.0%	97.0%	- Strong leasing economics. - Leased significant speculative development. - Near peak occupancy and limited up-side.
Same Property NOI Growth (for bulk distribution and medical office only)	6.0%	2.5%	4.3%	- Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$170	$50	$100	- Includes acquisitions of JV partner interests.
Building Dispositions (Duke share)	$686	$150	$350	- Dispose of residual office and prune industrial.
Land Sale Proceeds	$70	$10	$40	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$697	$450	$650	- Strong pipeline of BTS prospects. - Speculative industrial starts in targeted growth markets.
Service Operations Income	$11	$2	$4	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$55	$58	$54	- Stable overhead levels.
Effective Leverage (gross book basis)	36%	40%	36%	- Slight increase to fund development.
Fixed Charge Coverage (proforma TTM)	3.6X	3.7X	4.1X	- Strong operational performance. - Full year impact of 2016 refinancing savings.
Net Debt to Core EBITDA (proforma TTM)	5.1X	5.8X	5.4X	- Increase to fund development. - Maintain Baa1/BBB+ ratings.

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ("AFFO"): AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings, including share of joint ventures, before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those industrial and medical office properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized.

FFO, Core FFO and AFFO

(in thousands)

	2017 Guidance	2016 Actual	2015 Actual	2014 Actual	2013 Actual	2012 Actual
Net income attributable to common shareholders	$ 196,329	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Add back:						
Noncontrolling interest in earnings of unitholders	1,983	3,089	6,404	2,627	2,094	—
Net Income Attributable to Common Shareholders-Diluted	**$ 198,312**	**$ 315,232**	**$ 621,714**	**$ 207,520**	**$ 155,138**	**$ (126,145)**
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 196,329	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Adjustments:						
Depreciation and amortization	326,791	317,818	320,846	384,617	409,050	379,419
Joint Venture share of adjustments	11,021	(40,405)	13,336	(56,422)	(19,987)	32,795
Gains on property sales, net of taxes and impairments	(84,777)	(159,979)	(651,941)	(167,947)	(192,421)	(13,811)
Noncontrolling interest share of adjustments	(2,530)	(1,157)	3,265	(2,030)	(2,645)	(7,054)
NAREIT FFO Attributable to Common Shareholders - Basic	446,834	428,420	300,816	363,111	347,041	265,204
Noncontrolling interest in income of unitholders	1,983	3,089	6,404	2,627	2,094	(2,273)
Noncontrolling interest share of adjustments	2,530	1,157	(3,265)	2,030	2,645	7,054
Other potentially dilutive securities						
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 451,347**	**$ 432,666**	**$ 303,955**	**$ 367,768**	**$ 351,780**	**$ 269,985**
Gain on land sales, including share of joint ventures	(2,337)	(13,040)	(35,054)	(10,441)	(9,547)	—
Gain on non-depreciable property sale - joint venture		(6,156)	—	—	—	—
Loss on debt extinguishment, including share of joint ventures	—	35,526	85,713	283	9,433	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	13,752	5,932	5,730
Land impairment charges, including joint ventures	—	14,299	41,637	33,700	3,777	—
Other income tax items	—	—	—	—	(641)	(103)
Overhead restructuring charges	—	—	7,422	—	—	2,664
Promote income	—	(26,299)	—	—	—	—
Acquisition-related activity	—	(7,176)	8,499	1,099	3,093	4,192
Core FFO Attributable to Common Shareholders - Diluted	**$ 449,010**	**$ 429,820**	**$ 412,172**	**$ 406,161**	**$ 363,827**	**$ 282,468**
Adjusted FFO						
Core FFO - Diluted	$ 449,010	$ 429,820	$ 412,172	$ 406,161	$ 363,827	$ 282,468
Adjustments:						
Straight-line rental income and expense	(17,926)	(17,107)	(23,232)	(22,170)	(17,552)	(24,759)
Amortization of above/below market rents and concessions	2,085	1,526	3,659	5,348	9,054	8,867
Recurring capital expenditures	(56,245)	(60,894)	(61,693)	(81,447)	(82,799)	(61,240)
Other	24,163	24,749	23,804	22,127	23,917	22,277
Adjusted FFO - Diluted	**$ 401,087**	**$ 378,094**	**$ 354,710**	**$ 330,019**	**$ 296,447**	**$ 227,613**
Dividends Declared (Excluding Special Dividends)	$ 275,185	$ 257,822	$ 241,293	$ 231,178	$ 223,286	$ 185,183
Special Dividends	$ —	$ —	$ 69,055	$ —	$ —	$ —

Same Property NOI

(unaudited and in thousands)

	Twelve Months Ended			
	December 31, 2016		December 31, 2015	
Income from continuing operations before income taxes	$	312,682	$	185,277
Share of same property NOI from unconsolidated joint ventures		20,964		20,694
Income and expense items not allocated to segments		286,984		409,505
Earnings from service operations		(8,343)		(14,197)
Properties not included and other adjustments		(107,761)		(125,173)
Same property NOI	**$**	**504,526**	**$**	**476,106**
Percent Increase		**6.0%**		

	Twelve Months Ended			
	December 31, 2015		December 31, 2014	
Income from continuing operations before income taxes	$	185,277	$	214,746
Share of same property NOI from unconsolidated joint ventures		21,910		20,667
Income and expense items not allocated to segments		409,505		381,204
Earnings from service operations		(14,197)		(24,469)
Properties not included and other adjustments		(166,018)		(174,640)
Same property NOI	**$**	**436,477**	**$**	**417,508**
Percent Increase		**4.5%**		

	Twelve Months Ended			
	December 31, 2014		December 31, 2013	
Income from continuing operations before income taxes	$	225,125	$	56,320
Share of same property NOI from unconsolidated joint ventures		19,546		18,319
Income and expense items not allocated to segments		442,768		562,315
Earnings from service operations		(24,469)		(22,763)
Properties not included and other adjustments		(276,254)		(243,948)
Same property NOI	**$**	**386,716**	**$**	**370,243**
Percent Increase		**4.4%**		

	Twelve Months Ended			
	December 31, 2013		December 31, 2012	
Income (Loss) from continuing operations before income taxes	$	56,466	$	(85,652)
Share of same property NOI from unconsolidated joint ventures		19,124		17,691
Income and expense items not allocated to segments		556,122		624,724
Earnings from service operations		(22,763)		(20,201)
Properties not included and other adjustments		(277,583)		(216,087)
Same property NOI	**$**	**331,366**	**$**	**320,475**
Percent Increase		**3.4%**		